UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2007

REMY INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-13683	35-1909253
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2902 Enterprise Drive Anderson, Indiana		46013
(Address of principal executive offices)		(Zip Code)

(765) 778-6499

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

(a)	On January 31, 2007, Remy International, Inc., (the “Company”) along with its subsidiaries Franklin Power Products, Inc. (“FPP”) and International Fuel Systems, Inc. (“IFS”) entered into an asset purchase agreement with Caterpillar Inc., and Caterpillar Reman Acquisition LLC. (“Caterpillar”). Pursuant to the asset purchase agreement, Caterpillar will purchase substantially all of the assets (and assume certain of the liabilities) of FPP and IFS comprising the Company’s light and medium truck diesel engine and component remanufacturing business for a purchase price of $150 million in cash (the “Diesel Sale”). The purchase price is subject to adjustment in the net investment in the business including working capital, at closing.

The purchase agreement contains representations, warranties, covenants and indemnities that are customary for similar transactions, including with respect to (i) in the case of the Company, the nature of the business and its assets, liabilities, customers and suppliers, (ii) the obligations of each party regarding the employment and employee benefits of certain employees of the business, (iii) an agreement of the Company not to compete with the buyer with respect to the business during the five year period immediately following the closing, and (iv) indemnification for specified pre- and post-closing matters. Although the sale is expected to close during the first quarter of 2007, the transaction is subject to a number of closing conditions and there can be no assurance that the sale will be completed. In addition to certain termination rights of the buyer and seller that can be exercised for specified reasons, the purchase agreement automatically will terminate on April 30, 2007 if the transaction has not closed.

The above is a brief summary of the purchase agreement and does not purport to be complete.

(b)	On January 31, 2007, the Company also entered into a Consent and Amendment No. 1 to Third Amended and Restated Loan Agreement with its senior revolving and term loan lenders authorizing the Diesel Sale and related transactions. Under the Amendment, the first $50 million of proceeds of the Diesel Sale will be held in a restricted account, pledged as collateral to the Company’s senior secured lenders, and will be made available for withdrawal by the Company only with consent of the lenders under the Company’s senior credit facility. Next, the proceeds will be used to pay down the outstanding revolver borrowings at the time of closing under the Company’s senior secured revolving credit and term loan facility and the revolving lender commitments under the facility, currently $160 million, will be reduced by $40 million. Any remaining proceeds also will be held in the restricted account, and generally will be available for use by the Company for capital expenditures, to repay revolver borrowings (with a corresponding reduction in the revolver commitment) and for general corporate purposes.

Caution Regarding Forward-Looking Statements:

This announcement on Form 8-K contains statements relating to future results of the Company that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 (the "Act") or by the Securities and Exchange Commission ("SEC") in its rules, regulations and releases. The Company desires to take advantage of the "safe harbor" provisions in the Act for forward-looking statements made in this announcement. Any statements set forth in this announcement on Form 8-K with regard to its expectations as to financial results and other aspects of its business may constitute forward-looking statements. These statements relate to the Company's future plans, objectives, expectations and intentions and may be identified by words like "believe," "expect," "may," "will," "should," "seek," or "anticipate," and similar expressions. The Company cautions readers that any such forward-looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks including, but not limited to, the risk of not closing the diesel remanufacturing business divestiture transaction and its effect on liquidity, risks associated with the uncertainty of future financial results and liquidity, the incremental liquidity provided by the term loan is subject to borrowing base and other limitations on the Company's ability to borrow under its revolving credit facilities or otherwise, dispositions, acquisitions and integration costs, additional financing requirements, ability to make required interest payments, development of new products and services, the effect of competitive products or pricing, the effect of commodity and raw material prices, the impact of supply chain cost management initiatives, restructuring risks, enterprise resource planning implementation risks, customs duty claims, litigation uncertainties and warranty claims, conditions in the automotive industry, foreign currency fluctuations, costs related to re-sourcing and outsourcing products, the effect of economic conditions and other uncertainties detailed from time to time in the Company's filings with the SEC. Due to these uncertainties, the Company cannot assure readers that any forward-looking statements will prove to have been correct. Remy International is under no obligation to (and expressly disclaims any such obligation to) update or alter any forward-looking statements whether as a result of new information, future events or otherwise.

Item 8.01.	Other Events.

See Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Asset Purchase Agreement among Caterpillar Inc., Caterpillar Reman Acquisition LLC and Remy International Inc., Franklin Power Products, Inc., and International Fuel Systems, Inc. dated January 29, 2007.

10.2	Consent and Amendment No. 1 to Third Amended and Restated Loan and Security Agreement.

99.1	Press Release dated January 31, 2007, announcing Agreement to sell Diesel Remanufacturing Business.

99.2	Agreement to furnish Schedules relating to the Exhibits and Disclosure Schedules to the Asset Purchase Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2007	REMY INTERNATIONAL, INC.

	By:	/s/ John H. Weber
	Name:	John H. Weber
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit

10.1	Asset Purchase Agreement among Caterpillar Inc., Caterpillar Reman Acquisition LLC and Remy International, Inc., Franklin Power Products, Inc., and International Fuel Systems, Inc. dated January 29, 2007.

10.2	Consent and Amendment No. 1 to Third Amended and Restated Loan and Security Agreement.

99.1	Press release dated January 31, 2007 announcing Agreement to sell Diesel Remanufacturing Business.

99.2	Agreement to Furnish Schedules relating to the Exhibits and Disclosure Schedules to the Asset Purchase Agreement.